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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2018

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BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-10275	75-1914582
(State of Incorporation)	(Commission File Number)	(IRS Employment Identification No.)
6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)
Registrant’s telephone number, including area code 972-980-9917

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Section 5 - Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders
The Annual Meeting of Shareholders of Brinker International, Inc. (the "Company") was held on November 15, 2018. Matters voted upon by shareholders at that meeting were:

Proposal 1
Each of the management’s nominees was elected a director to hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified.

	Number of Shares Voted

Name	For	Against	Withheld	Broker Non-Vote
Joseph M. DePinto	32,166,856.32	84,953.00	51,313.00	3,201,220.00
Harriet Edelman	31,508,571.32	745,944.00	48,607.00	3,201,220.00
Michael A. George	26,745,981.81	5,505,303.51	51,838.00	3,201,219.00
William T. Giles	32,121,712.32	127,820.00	53,590.00	3,201,220.00
James C. Katzman	32,193,214.32	57,016.00	52,892.00	3,201,220.00
George R. Mrkonic	31,189,683.32	1,060,783.00	52,656.00	3,201,220.00
Jose Luis Prado	32,123,984.32	128,442.00	50,696.00	3,201,220.00
Wyman T. Roberts	32,166,959.32	85,024.00	51,139.00	3,201,220.00

Proposal 2

The proposal to ratify the appointment of KPMG LLP as Independent Auditors for Fiscal 2019 was approved. The results were as follows:

For	Against	Abstain	Broker Non-Vote
34,684,821.32	767,343.00	52,178.00	0

Proposal 3

The proposal on executive compensation was approved. The results were as follows:

For	Against	Abstain	Broker Non-Vote
31,139,697.30	1,075,063.01	88,361.00	3,201,221.00

Proposal 4

The proposal on amendment of the Company's Stock Option & Incentive Plan was approved. The results were as follows:

For	Against	Abstain	Broker Non-Vote
31,031,034.32	1,181,886.00	90,201.00	3,201,221.00

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Dated: November 16, 2018	By:	/s/ Wyman T. Roberts
Wyman T. Roberts,
President and Chief Executive Officer and President of Chili's Grill & Bar
(Principal Executive Officer)